Exhibit 10.1

        March 25, 2019

Issuer	NovaBay Pharmaceuticals, Inc., a Delaware company

Investor	Institutional Investor

Securities	Unregistered Common Stock, with registration rights; Closing Date conditional on effectiveness of resale registration statement

Investment	Up to $3,000,000

Purchase Price	Lowest traded price of Securities within five days prior to Closing Date multiplied by 90%

Purchase Notice	Date Issuer notifies Investor of election to sell Securities

Closing Date	Five days after Purchase Notice

Ownership Limitation	9.9%

Securities Exemption	Regulation D; Form D will be filed with the SEC

Registration	Issuer will file Registration Statement to Register the Securities and Donation on Form S-3 by April 1, 2019

Documentation	Common Stock Purchase Agreement, Registration Rights Agreement and Donation Letter Agreement

Document Preparation Fee	Issuer will pay Investor $15,000 upon execution of closing documents

Donation	Issuer will donate 150,000 Securities to Institutional Investor, manager of Investor, upon executing closing documents to support cost of student-run fund

Agreed and Accepted:

By:	/s/ Justin Hall
Justin Hall, Esq.
NovaBay Pharmaceuticals, Inc. CEO and General Counsel

By:	/s/ [Redacted]
[Redacted]
Title: Authorized Signatory

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